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EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Annual Report of Ciber, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2012 (the "Report"), I, David C. Peterschmidt, Chief Executive Officer of the Company, and I, Claude J. Pumilia, Chief Financial Officer of the Company, do hereby certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 as amended; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2013

/s/ DAVID C. PETERSCHMIDT David C. Peterschmidt Chief Executive Officer
/s/ CLAUDE J. PUMILIA Claude J. Pumilia Chief Financial Officer

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  EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002